Regal Beloit Corporation Investors & Analyst Day 2014 December 9th, 2014 Mark J. Gliebe Chairman Chief Executive Officer Introductions and Highlights

Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; challenges in our Venezuelan operations, including potential currency devaluations, non-payment of receivables, governmental restrictions such as price and margin controls, as well as other difficult operating conditions; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on February 26, 2014 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. December 2014 p 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, adjusted income from operations, and free cash flow and free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, organic growth, (collectively, “non-GAAP financial measures”). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment adjusted for grants received for capital expenditures. December 2014 p 3

Agenda Registration 8:00 – 8:30a Introductions and Highlights Mark Gliebe 8:30 – 8:50a Financial Overview Chuck Hinrichs 8:50 – 9:05a Operation Improvements Jon Schlemmer 9:05 – 9:40a Q&A Mark Gliebe 9:40 – 10:00a Break 10:00 – 10:15a Roundtable Breakouts 10:15 – 12:15p C&I Systems Mike Wickiser, Steve O’Brien Louis Climate Solutions John Kunze, Paul Goldman Kennedy I Simplification Rob Chesser, Mike Logsdon Kennedy II Lunch Management 12:15 – 1:00p December 2014 p 4

Today’s Presenters Jon Schlemmer Chief Operating Officer Chuck Hinrichs Chief Financial Officer John Kunze VP Business Leader Climate Solutions Paul Goldman VP Marketing & Communications Mike Wickiser Sr VP Business Leader C&I Motors & Generators Steve O’Brien VP Business Leader C&I Motors Rob Chesser VP Manufacturing Mike Logsdon VP Technology December 2014 p 5

Key Messages Updating Operating Margin Improvement Goals > Simplification progress > Benefit expectations Performance for Customers > Overall positive customer feedback > Quality becoming a differentiator > Innovation leading to growth Capital Allocation > Returning value to shareholders > Acquisition pipeline Changes to Public Reporting > Segmentation > Guidance December 2014 p 6

Key Messages - Breakouts Climate Solutions > Positive market indicators > Impact of SEER 13 pre-build on 2014 and 2015 > Energy efficiency regulations a powerful long term driver > New products contributing to growth > Simplification benefits on the way Commercial and Industrial Systems > Market growth expected in 2015 > NA C&I motors dynamics > Energy efficiency regulations > New products contributing to growth and margin improvement > Simplification benefits on the way Simplification > Plant restructuring will benefit margins in 2015 > Design platform consolidation will impact margins and cash > Customers will see benefits in speed and ease of doing business December 2014 p 7

2014 Financial Highlights Solid Progress Dividend Shares Repurchased 500,000 Shares Increased Dividend 10% Revenues Free Cash Flow** > 100% of Net Income Cash Flow Revenues up 5.4%* * 2014 Estimated Sales is Nine Months Actual and 4Q14 Analysts Consensus ** Management Estimate p 8

2011 2014 Operational Highlights (2011-2014) Operational Improvements Driving Positive Customer Feedback 2011 2014 Quality PPM On-Time Delivery New Products Launched Lean 230 > Engaging our employees >Transforming our facilities December 2014 p 9

Customer Feedback (2011-2014) Customer Satisfaction Improvements Driving Long Term Shareholder Value 2011 2014 Net Promoter Score Responsiveness Innovation Value 2011 2014 2011 2014 2011 2014 December 2014 p 10

Simplification Progress (2013-2014) Halfway Home on Simplification Execution Factories Closed/Announced ERPs Consolidated Suppliers Rationalized Design Platforms Eliminated 750 16 3 6 December 2014 p 11

Recent Acquisitions Regal Growing Both Organically and Through Acquisitions CEMP Flameproof Motors Products Timing Integration Vapor Recovery Q1 2014 Complete Q4 2013 Complete Motor Controls and Drives Q3 2014 In Process December 2014 p 12

Three Year Outlook Improvements Expected on All Fronts Revenue CAGR 2% - 4% Adjusted Op Margin Improvement 150 bps – 250 bps Free Cash Flow to Net Income 100%+ ROIC Improvement 270 bps – 360 bps December 2014 p 13

Regal Beloit Corporation Investor & Analyst Day 2014 December 9, 2014 Chuck Hinrichs Vice President Chief Financial Officer Financial Overview

> Financial Performance Review > Free Cash Flow Performance > Capital Deployment Strategy > Change in Future Segment Reporting > Annual Guidance Financial Overview Agenda December 2014 p 15

Sales Growth Driven by Acquisitions and Organic Growth Strong Record of Sales Growth * 2014 Estimated Sales is Nine Months Actual and 4Q14 Analysts Consensus December 2014 p 16 $1,803 $2,246 $1,826 $2,238 $2,808 $3,167 $3,096 $3,263 2007 2008 2009 2010 2011 2012 2013 2014E* $Ms

Adjusted Net Income** $116 $126 $95 $149 $189 $199 $198 $198 2007 2008 2009 2010 2011 2012 2013 2014E* $Ms December 2014 p 17 Simplification Drives Future Earnings Growth * 2014 Estimated Adjusted Net Income is Nine Months Actual and 4Q14 Analysts Consensus ** See Non-GAAP Reconciliations in Appendix

Dividends Per Share Paid $0.58 $0.62 $0.64 $0.66 $0.70 $0.74 $0.78 $0.86 2007 2008 2009 2010 2011 2012 2013 2014 Consistent Increase in Dividends to Shareholders > 50 years of consistent quarterly dividends > Increased the dividend 9 out of last 10 years > Doubled the normal annual increase in 2014 December 2014 p 18

(50%) (30%) (10%) 10% 30% 50% 70% 90% 2007 2008 2009 2010 2011 2012 2013 2014 39.7% S&P 500 Total Shareholder Returns Seven Year History T ota l 7 -Y R Cumu lat iv e Shareho lder Return 68.5% Regal Beloit 33.7% DJIA December 2014 p 19

8.8% 8.8% 7.8% 9.5% 6.9% 1.1% 0.0% 5.0% 10.0% RBC DHR ROP AME IEX EMR 139.3% 115.7% 136.3% 117.1% 142.5% 122.9% 0.0% 50.0% 100.0% 150.0% 200.0% RBC DHR ROP AME IEX EMR Financial Performance Profile Performance Consistent With Best In Class Industrials Source: Capital IQ. Notes: CAGR represents cumulative annual growth rate for the 2007 – 2014E calendar periods. Free cash flow as a percentage of net income is defined as the cumulated cash flow from operations less capital expenditures divided by net income. 2007 – 2014E Free Cash Flow / NI 2007 – 2014E Sales CAGR December 2014 p 20

0% 50% 100% 150% 200% 250% 300% $0 $50 $100 $150 $200 $250 $300 2007 2008 2009 2010 2011 2012 2013 2014E* Free Cash Flow FCF% of Net Income Strong Free Cash Flow** Strong Free Cash Flow Enables Strategic Capital Deployment $Ms December 2014 p 21 * 2014 Estimated Adjusted Net Income is Nine Months Actual and 4Q14 Analysts Consensus and Management Estimates ** See Non-GAAP Reconciliations in Appendix

Capital Allocation Priorities Target: 2.5% - 3.0% of Sales Dividends Target: 18% – 22% Payout Ratio Acquisitions Target Accretive Bolt-on and Transformative Transactions to Drive Growth and Shareholder Value Share Repurchase Utilize Remaining Share Repurchase Authorization However Remain Flexible for Large Acquisitions Disciplined Approach to Drive Long-Term Shareholder Value Strong Balance Sheet Target Debt/EBITDA Ratio: 1.5 – 3.5 Capital Expenditures December 2014 p 22

Segment Reporting* Electrical 92% Mechanical 8% Power Transmission 8% Climate Solutions 36% Commercial and Industrial Systems 56% > Provides Improved Transparency > Simplifies External Communications > Aligns Segment Reporting with New Management Structure > Effective with 2014 Form 10-K December 2014 p 23 * Based on 2013 Revenues and Management’s Estimates

> Small motors > Controls > Air moving solutions > Resi and light commercial HVAC > Water heaters > Commercial refrigeration > NA 85%, Int’l 15% Segment Reporting* Power Transmission 8% Climate Solutions 36% Commercial and Industrial Systems 56% Products Applications Geography > PT gearing > Hydraulic pump drives > Large open gearing > Specialty mechanical > Material handling > Industrial equipment > Energy > Off-road equipment > NA 90%, Int’l 10% > Medium and large motors > Generators > Custom drives, controls and systems > Commercial & Industrial equipment > Commercial HVAC > Pool & Spa > Standby and critical power > Oil & Gas systems > NA 65%, Int’l 35% December 2014 p 24 * Based on 2013 Revenues and Management’s Estimates

> Regal Will Shift from Quarterly to Annual EPS Guidance > Beginning with 4th Quarter 2014 Earnings Call (Feb 2015) > In Line with Other Diversified Industrials > Reflects Regal’s Focus on Long-Term Performance Annual Guidance Increases Transparency of Long-Term View December 2014 p 25

Average Sales Breakdown by Quarter Historical Seasonality Guides Quarterly Expectations 25% 27% 25% 23% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr December 2014 p 26

Regal Beloit Corporation Investor & Analyst Day 2014 December 9, 2014 Operations Improvements Jon Schlemmer Chief Operating Officer

Operating Margin Improvement Growth - Market & Share 50 – 80 bps - New Products 10 – 30 bps Simplification 90 – 140 bps Total 150 – 250 bps 2014E* 2017P 9.5% 11% - 12% Op Margin Expected to Improve 150 – 250 bps * Adj Op Margin Sep 2014 YTD Actual + 4Q14 Consensus December 2014 p 28

Operating Margin Improvement Growth - Market & Share 50 – 80 bps - New Products 10 – 30 bps Simplification 90 – 140 bps Total 150 – 250 bps 2014E* 2017P 9.5% 11% - 12% Op Margin Expected to Improve 150 – 250 bps * Adj Op Margin Sep 2014 YTD Actual + 4Q14 Consensus December 2014 p 29

Growth Expect to Deliver 2 - 4% Organic Growth CAGR… > Positive North America Market Indicators > Momentum in Residential HVAC and Mechanical > Energy Efficiency Drivers > Strong Pipeline of New Products > Customer Care Initiative 60 – 110 bps of Margin Improvement December 2014 p 30

Positive Market Indicators December 2014 p 31 + 9.4% +16.7% +14.8% N.A. Market Indicators Point to Three Years of Growth

Business Momentum 5% 5% 3% 8% 4Q13 1Q14 2Q14 3Q14 NA Resi HVAC (Y-O-Y Growth) 3% 18% 2Q14 3Q14 NA Mechanical (Y-O-Y Growth) SEER 13 Pre-Build December 2014 p 32

REGAL

Energy Efficiency Changes


Industrial Motors
Industrial Motors
Air Conditioning EER Increase
Industrial Motors
Commercial Refrigeration
Small Motor Efficiency
Large AC/Heat Pump
Commercial Water Heaters
Commercial AC/Heat Pump
2015
2016
2017
2018
2019
2020
2021
Industrial Motors, phase 2
Commercial Refrigeration Equipment
Furnaces
Furnace Fans
Commercial Refrigeration Equipment
Large Pumps
Pool & Fountain Pumps
Special Motors and VFD
Commercial Compressors
Industrial Motors
Fan Efficiency Stage 2
Water Heaters
Space & Combo Heaters
Unitary Air Conditioners
Water Heaters
Commercial Motors

Source: Management Estimates for Effective Implementation Dates

December 2014

p 33

REGAL

Energy Efficiency Changes

2015

- Industrial Motors
- Industrial Motors
- Air Conditioning EER Increase
- Industrial Motors

- Industrial Motors
- Fan Efficiency Stage 2
- Water Heaters
- Space & Combo Heaters

- Unitary Air Conditioners
- Water Heaters
- Commercial Motors

2016

2017

- Industrial Motors, phase 2

- Commercial Refrigeration Equipment

2018

- Commercial Refrigeration
- Small Motor Efficiency
- Large AC/Heat Pump
- Commercial Water Heaters

- Commercial AC/Heat Pump

2019

- Furnaces
- Furnace Fans

- Commercial Refrigeration Equipment

2020

2021

- Large Pumps
- Pool & Fountain Pumps
- Special Motors and VFD
- Commercial Compressors

Source: Management Estimates for Effective Implementation Dates

December 2014

p 34

REGAL

Energy Efficiency Changes

2015

- Industrial Motors
- Fan Efficiency Stage 2
- Water Heaters
- Space & Combo Heaters

- Unitary Air Conditioners
- Water Heaters
- Commercial Motors

2016

- Industrial Motors

- Industrial Motors

- Air Conditioning EER Increase

- Industrial Motors

2017

- Industrial Motors, phase 2

- Commercial Refrigeration Equipment

2018

- Commercial Refrigeration
- Small Motor Efficiency
- Large AC/Heat Pump
- Commercial Water Heaters

- Commercial AC/Heat Pump

2019

- Furnaces
- Furnace Fans

- Commercial Refrigeration Equipment

2020

2021

- Large Pumps
- Pool & Fountain Pumps
- Special Motors and VFD
- Commercial Compressors

Source: Management Estimates for Effective Implementation Dates

December 2014

p 35

New Innovative Products Expecting Incremental Growth from New Products 60 70 50 2012 2013 2014E Number of New Products > 180 New Products Launched Since 2012 > Majority Focused on Energy Efficiency > High Efficiency Product Sales Up ~5% in Sep 2014 YTD December 2014 p 36

Innovative New Products Commercial HVAC Hydronic Heating Residential HVAC Pool Pumps Commercial Refrigeration High Efficiency Resi HVAC December 2014 p 37

Operating Margin Improvement Growth - Market & Share 50 – 80 bps - New Products 10 – 30 bps Simplification 90 – 140 bps Total 150 – 250 bps 2014E* 2017P 9.5% 11% - 12% Op Margin Expected to Improve 150 – 250 bps * Adj Op Margin Sep 2014 YTD Actual + 4Q14 Consensus December 2014 p 38

Simplification Initiative Reduction Targets ERPs Factories Design Platforms Suppliers Projected 2013-2015 ~ 6 ~ 6 ~ 8 ~ 500 Making Tremendous Progress, Over 50% Complete with Execution Completed 2013-2014 6 7 3 750 Planned 2015-2016 ~ 4 ~ 9 2 ~ 500 December 2014 p 39

Springfield & Kentucky Programs Springfield Kentucky 288,000 sq-ft Reduction Benefits > $5M Savings > Labor, Transportation, Overhead > Lead Time Reduction Status > 20% Complete > Completion by 4Q15 315,000 sq-ft Reduction Benefits > $15M Savings > Labor, Transportation, Overhead > Lead Time Reduction Status > 75% Complete > Completion by Feb 2015 Lower Cost and Better Service December 2014 p 40

Design Platform Simplification Worm Gears IEC High Efficiency 3.3” HVACR 48 Frame HVAC 56 Frame C&I Q2 2015 (>50% Complete) Phase 1 – 2015 Phase 2 – 2016 December 2014 p 41

Exiting Low Margin Business ($15) ($150) 2014 2015-2017 Potential Revenue Impact > Drives Margin Rate Improvement > Analyzing all Segments > Proactively Exiting Low Margin Business > Focus Resources in Higher Margin Areas Further Simplifying the Business Portfolio December 2014 p 42 $Ms

Operating Margin Improvement 2014E* 2017P 9.5% 11% - 12% Linear Improvement Expected Over 3 Years * Adj Op Margin Sep 2014 YTD Actual + 4Q14 Consensus > Market Indicators Support Growth > Energy Efficiency is a Tailwind > New Product Drive Growth/Margin > Simplification = Self Help December 2014 p 43

Lean Six Sigma Continuous Improvement, Transforming Our Operations December 2014 p 44

Lean Six Sigma Transforming All of Our Operations December 2014 p 45 Before After

High Energy Teams Engaging Every Regal Employee in Continuous Improvement December 2014 p 46

Automate for Efficiency December 2014 p 47

Positive Customer Feedback Customer Satisfaction Improvements Driving Long Term Shareholder Value 2011 2014 Net Promoter Score Responsiveness Innovation Value 2011 2014 2011 2014 2011 2014 December 2014 p 48

2009 2010 2011* 2012 2013 2014 YTD 2015 Goal 2016 Goal 2017 Goal Significant Quality Progress Oil Wick 79% Improvement in Measured Quality Customer Quality (PPM) * Excludes One-Time Quality Escape December 2014 p 49

Customer Quality Recognition December 2014 p 50

Key Takeaways > Simplification is Removing Complexity > Most Innovative in Our Markets > Strong Focus on Lean and Continuous Improvement > Positive Feedback from Our Customers > Committed to Margin Improvement December 2014 p 51

Takeaways > Market indicators showing growth in 2015 > Simplification execution half way complete - benefits on the way > Energy efficiency a tailwind from both regulations and paybacks > New products expected to drive incremental sales and margin > Lean Six Sigma driving continuous improvement in our operations > Customers giving us positive feedback > Balance sheet strong – able to both repurchase shares and acquire > Three acquisitions in last twelve months – pipeline strong > Increasing transparency with reporting changes December 2014 p 52

Thank You p 53 Mark J Gliebe President Chief Executive Officer Chuck Hinrichs Vice President Chief Financial Officer John Perino Vice President Investor Relations Jonathan Schlemmer Chief Operating Officer

Adjusted Net Income Appendix Non-GAAP Reconciliations (Dollars in Millions) 2007 2008 2009 2010 2011 2012 2013 2014E* GAAP Income (Loss) from Operations $ 115.5 $ 125.5 $ 95.0 $ 149.4 $ 152.3 $ 195.6 $ 120.0 $ 185.8 Asset Impairments and Other, Net - - - - - - 74.6 0.2 Purchase Accounting and Transaction Costs - - - - 28.8 0.5 1.1 3.0 Restructuring Costs - - - - 4.1 6.2 4.0 8.6 Gain on Disposal of Real Estate - - - - - (0.9) - (1.5) Tax Benefit Attributable to Prior Year - - - - - (2.1) (1.8) - Warranty Expense Item - - - - 7.8 - - - Loss (Gain ) on Divesture - - - - (4.0) - - 1.9 Adjusted Net Income $ 115.5 $ 125.5 $ 95.0 $ 149.4 $ 189.0 $ 199.3 $ 197.9 $ 198.0 December 2014 p 54

Free Cash Flow Reconciliation Appendix Non-GAAP Reconciliations (Dollars in Millions) 2007 2008 2009 2010 2011 2012 2013 2014E* Cash Flow from Operation $ 200.6 $ 154.2 $ 314.9 $ 175.4 $ 265.3 $ 351.7 $ 305.0 $ 291.0 Capital Expenditures (36.6) (52.2) (33.6) (45.0) (57.6) (91.0) (82.7) (80.0) Grants Received for Capital Expenditures - - - - - 8.7 1.6 - Free Cash Flow $ 164.0 $ 102.0 $ 281.3 $ 130.4 $ 207.7 $ 269.4 $ 223.9 $ 211.0 * Management Estimate December 2014 p 55

Regal Beloit Corporation Investor and Analysts Day 2014 Commercial and Industrial Systems December 9, 2014 Michael Wickiser Senior Vice President Steve O’Brien Vice President

Key Messages > C&I Systems Overview > Growth Progress – 2014 and 2015 > New Products to Drive Growth > Energy Legislation Update > Questions December 2014 p 57

C&I Systems Overview Revenues $1.7B Balanced Customer Base OEM, Distribution, User Primary Brands New Products Launched 64 North America Asia Pacific Europe ROW Sales by Product Sales by Geography Sales by End Market Production by Region U.S. & Canada Mexico Asia Pacific Europe Fractional HP Integral HP Large HP Generators Drives & Controls Distribution General Industry Pump CHVACR Power Generation Oil & Gas December 2014 p 58

Motors and Controls Drive & Control Systems Power Generation C&I Systems Products December 2014 p 59

North America C&I Motors Irrigation and Refrigeration Drag on NA Motor Sales 2009 2010 2011 2012 2013 2014 Distribution General Industry Commercial HVAC Refrigeration Pump Annual Growth Rate End Market Diversity 2014 Revenue Performance Refrigeration Irrigation Pump Commercial HVAC General Industry Distribution (25%) (3.4%) (2.5%) 16% 13% 0% December 2014 p 60

North America C&I Motors Growth Driven by Improving End Markets and Efficiency Trends Refrigeration Irrigation Pump Commercial HVAC General Industry Distribution 2015 2014 December 2014 p 61

C&I Systems Growth Drivers Fractional HP Integral HP Large HP Generators Drives & Controls > Fractional - Technology - Energy Efficiency > Integral/Large/Generator - Penetration - Global Cost Competitiveness > Drives & Controls - Technology - Custom Solutions Unique Product Strategies Drive Organic Growth Sales By Product December 2014 p 62

• Furnaces • Furnace Fans 2015 2020 2017 2016 2021 2018 2019 Energy Efficiency Changes • Industrial Motors • Fan Efficiency Stage 2 • Water Heaters • Space & Combo Heaters • Unitary Air Conditioners • Water Heaters • Small Motor Rule (Commercial) • Industrial Motors • Industrial Motors • Air Conditioning EER Increase • Industrial Motor Regulations • Industrial Motors, phase 2 • Commercial Refrigeration Equipment • Commercial Refrigeration • Small Motor Efficiency • Large AC/Heat Pump • Commercial Water Heaters • Commercial AC/Heat Pump • Large Pumps • Pool & Fountain Pumps • Special Motors and VFD • Commercial Compressors • Commercial Refrigeration Equipment Source: Management Estimates for Effective Implementation Dates Energy Efficiency Regulations Drive Growth December 2014 p 63

Century VGreen Pump System 2014 2015 2016 25% 50% 30% December 2014 p 64 Revenue Growth Rate

Integral Motor Growth Strategy > Improved Cost and Efficiency at New Wuxi Facility > New Simplified Global Design Platform > Penetrating Existing Markets and Benefiting from Efficiency Trends Drives C&I Systems Organic Growth December 2014 p 65

Drives & Controls New Technology > New Medium Voltage Drive Fills Gap In Custom Drives & Controls Portfolio > Unique Patented Design > Differentiated Features - Higher Efficiency (> 99.5%) - Simple Assembly - Flexible Installation - Increased Reliability 5,500 HP Installation Leveraging Acquired Technology to Enter Growth Markets December 2014 p 66

C&I Systems Key Takeaways > Difficult North America Markets Improving > Energy Efficiency Trends are a Tailwind > Technology / New Products Drive Organic Growth > Positioned to Grow in Industrial Motors > Emerging Custom Drives & Controls Segment Outlook Positive with Market Growth, New Products and Efficiency December 2014 p 67

Regal Beloit Corporation Investor and Analysts Day 2014 Climate Solutions December 9, 2014 John Kunze Vice President Climate Solutions Paul Goldman Vice President Marketing and Communications

Climate Solutions Key Messages > Climate Solutions Overview > Energy Legislation Update > New Products to Drive Growth > Questions December 2014 p 69

Climate Solutions Overview Sales by Product Sales by Geography Sales by End Market Production by Region Revenues $1.1 B Technology & Market Leader Fractional HP Motors Blower Systems Other USA Mexico Asia Europe North America Europe ROW Resi & Light Commcl HVAC After- Market Water Heating Comm Ref General Industries Global Foot Print Diversity in Served Segments December 2014 p 70

Key Products and Applications Applications Products December 2014 p 71

Energy Consumption in Typical Home Heating Cooling Water Heating Appliance Lighting Electronics Other Regal Opportunity to Impact Top 60% of Energy Consumption Sources: EnergyStar.gov December 2014 p 72

Industry Units by SEER (M units) Favorable Mix From Efficiency Legislation Regional Efficiency Standard 2014 2016 18+ 15-16 14 13 5.9 6.5 Sources: JP Morgan, Management estimates > New Regional 14 SEER Standard > “Can Not Manufacture” law > 1/1/15 Effective Date > 18 Month Sell Through Provision December 2014 p 73

Resi HVAC Demand Outlook Demand Drivers % of Segment New Construction 17% • 2M ‘05, 500K ‘09 • 1.1M ‘14 E • 1.5M unit Normal rate Penetration 5% • 20% of unit sales in the ‘80s • 68% of homes have AC • 400K units in ’13, Replacement 78% • 80M installed base • 15 Yr implied life • 6% replacement rate Both New Construction and Replacement Demand Increasing 8 6 4 2 Air Conditioning/Heat Pump Units by Demand Driver (M Units) ‘73 ‘75 ‘77 ‘79 ‘81 ’83 ‘85 ‘87 ‘89 ‘91 ‘93 ‘95 ‘97 ‘99 ‘01 ‘03 ‘05 ‘07 ‘09 ‘11 ‘13 ‘15E New Construction Penetration Replacement Sources: AHRI, US Census, JP Morgan December 2014 p 74

New Products Featuring Regal Axial Technology Gas Premix 6.9 Dec Star December 2014 p 75

Simplification - Springfield Item Reduction - Factory Space 315,000 ft2 - Equipment 96 - Components 3,000 - Set-ups 30,000 - Truckloads 1,000 - Cycle Time 40% - Warehouse 15,000 ft2 Cost Savings, Better Quality, Better Service December 2014 p 76

Climate Solutions Key Takeaways > Leader in NA HVAC, Water Heating & Commercial Refrigeration > Growth Drivers > Innovative New Products > Simplification Driving Margin Improvement Outlook Positive with Market Growth, New Products, Efficiency and Simplification December 2014 p 77

Regal Beloit Corporation Investor & Analyst Day 2014 December 9, 2014 Simplification Rob Chesser Mike Logsdon VP Manufacturing VP Technology

Simplification Over Halfway Complete Factories Closed/Announced Design Platforms Eliminated 16 3 December 2014 p 79

Design Platform Simplification Worm Gears IEC High Efficiency 3.3” HVACR 48 Frame HVAC 56 Frame C&I Q2 2015 (>50% Complete) Phase 1 – 2015 Phase 2 – 2016 December 2014 p 80

Category Eliminated Design platforms 1 Component parts 2,000 Manufacturing equipment (pcs) 137 3.3” HVACR Simplification Example AO Smith Design Fasco Design Destination Platform December 2014 p 81

Overall Design Simplification Impact Component SKU Reduction (Cumulative) Equipment Elimination (Cumulative) Less Maintenance, Less Capital, Less Inventory 200 300 400 2014 2015 2016 4,700 7,700 11,200 2014 2015 2016 December 2014 p 82

Impact of 48 Frame Simplification End Frame - 331 Rotor - 638 Stator - 913 Main Frame – 1,141 Shaft – 2,076 470 400 262 350 200 3,000+ Component SKU’s Eliminated 48 HVAC Standard Motor December 2014 p 83

 15 Machines Eliminated  Set-ups Capacity  Utility, Tooling, & Maintenance Cost  Open Floor Space End Frame Simplification Simplification Delivers Real Savings and Enables Automation Raw Material Finished Part Melt Diecast Machine December 2014 p 84

Springfield Consolidation Item Reduction - Factory Space 315,000 ft2 - Equipment 96 - Components 3,000 - Set-ups 30,000 - Truckloads 1,000 - Cycle Time 40% - Warehouse 15,000 ft2 $15M in Savings…Better Quality & Service December 2014 p 85

Simplification Summary > 3 Major Platforms Simplified > ~4,700 Component SKU’s Pruned > ~1.6M ft2 Rooftop Eliminated > Processes Improved with Moves > Leaner Factories > Improved Customer Experience > Primed for Automation Halfway Complete with Execution… Benefits on the Way December 2014 p 86